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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) July 26, 2005

                             BSD MEDICAL CORPORATION
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             (Exact name of registrant as specified in its charter)

            Delaware                 0-10783                 75-1590407
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  (State or other jurisdiction    (Commission             (I.R.S. Employer
       of incorporation)          File Number)           Identification No.)

   2188 West 2200 South Salt Lake City, Utah                    84119
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    (Address of principal executive offices)                  (Zip Code)

        Registrant's telephone number, including area code (801) 972-5555

                                       N/A
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01  REGULATION FD DISCLOSURE

BSD Medical Corporation issued a press release on July 26,2005. A copy of the press release is hereby furnished as Exhibit 99.1 attached hereto.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)        Exhibits

99.1       Press Release of BSD Medical Corporation dated July 26, 2005

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                         BSD MEDICAL CORPORATION
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                                                         (Registrant)

Date July 26, 2005

                                                         By: /s/ HYRUM A. MEAD
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                                                         Hyrum A. Mead
                                                         President